SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               --------------------

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 22, 2005

                               BERMAN CENTER, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                       0-19562                58-1865733
 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)          Identification No.)


         211 EAST ONTARIO, SUITE 800, CHICAGO, ILLINOIS           60611
            (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code:    (312) 255-8088



          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ /    Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 (this "Amendment") is being filed as an amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2005 (the "Form 8-K") to amend certain information under Item 5.01 and to report the financial statements required under Item 9.01.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

The section in Item 5.01 of the Form 8-K entitled "Security Ownership Of Certain Beneficial Owners And Management Following The Merger" on pages 25 and 26 of the Form 8-K is hereby amended in its entirety to read as follows:

"SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT FOLLOWING THE MERGER

The following table sets forth information with respect to the levels of beneficial ownership of the Company's common stock owned upon the effectiveness of the Merger by:

     o Each person who the Company knows to be the beneficial owner of 5% or more of its outstanding common stock;

     o    Each of the Company's executive officers;

     o    Each of the Company's directors; and

     o    All of the Company's executive officers and directors as a group.

Prior to the Merger, the Company had 2,995,199 shares of its common stock issued and outstanding. After the Merger and the private offering completed by Berman Health and Media, Inc. taking place in June 2005, as of June 16, 2005, the Company had 31,795,415 shares of its common stock issued and outstanding, in addition to options and warrants to purchase 10,905,315 shares of the Company's common stock, which could result in up to 42,700,730 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the closing date of the Merger, June 16, 2005, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage of any other person. Unless indicated otherwise, the address for each person named is c/o Berman Center, Inc., 211 East Ontario, Suite 800, Chicago, Illinois 60611.

                                              AMOUNT AND
                                              NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER OR       BENEFICIAL
IDENTITY OF GROUP (1)                         OWNERSHIP      PERCENT OF CLASS
-----------------------------------------     ----------     ----------------

Samuel P. Chapman and Laura A. Berman (2)        5,747,419      18.08%

Alger Chapman                                      436,431      1.37%

Stuart Cornew                                      157,115      *

Robert Goodman                                     157,115      *

Michael Romano                                     157,115      *

Allan Charles (3)                                  157,115      *

Jan Fawcett (4)                                    157,115      *

Esarbee Investments Limited                      2,007,586      6.31%
1170 Peel
Montreal, Quebec
Canada H3B4P2

European Catalyst Fund                          18,954,283      45.16%
c/o Ogier Fiduciary Services (Cayman) Limited
P.O. Box 1234GT Queensgate House
South Church Street
George Town
Grand Cayman, Cayman Islands (5)

Hunter World Markets, Inc.                       2,495,181      7.54%
9300 Wilshire Boulevard
Penthouse Suite
Beverly Hills, CA 90212 (6)

All current directors and officers as a group    6,969,425      21.92%

--------------
* indicates less than 1%.

1. The persons named in this table have sole voting and investment power with respect to all shares of common stock listed.

2. Mr. Samuel P. Chapman owns together with his wife Dr. Laura A. Berman 2,897,906 shares of the Company's common stock. Berman Center Holdings LLC, which is owned by Mr. Samuel P. Chapman and Dr. Laura A. Berman, owns 2,849,513 shares of the Company's common stock.

3. Represents 157,115 shares of Common Stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of the date of this Current Report on Form 8-K.

4. Represents 157,115 shares of Common Stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of the date of this Current Report on Form 8-K.

5. This amount includes (i) 4,388,572 shares of the Company's common stock owned by European Catalyst Fund ("ECP"), (ii) 4,388,569 shares of the Company's common stock owned by Absolute Return Europe Fund, an affiliate of ECP, (iii) 1,000,000 shares of the Company's common stock owned by Corporate Advisors Group, an affiliate of ECP, (iv) warrants held by Corporate Advisors Group, an affiliate of ECP, currently exercisable into 4,388,572 shares of common stock, (v) 400,000 shares of the Company's common stock owned by Peter Ondrousek, an affiliate of ECP and (vi) warrants held by Peter Ondrousek, an affiliate of ECP, currently exercisable into 4,388,570 shares of common stock.

6. This amount includes (i) 184,210 shares of the Company's common stock owned by Hunter World Markets, Inc. ("HWM"), (ii) warrants held by HWM currently exercisable into 1,290,971 shares of the Company's common stock, (iii) 1,000,000 shares of the Company's common stock owned by Todd Ficeto, the President of Hunter World Markets, Inc., (iv) 10,000 shares of the
     Company's common stock owned by Hunter Ficeto, a family member of Todd Ficeto and (v) 10,000 shares of the Company's common stock owned by Natalia Ficeto, a family member of Todd Ficeto."

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

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. The financial statements required by this Item 9.01(a) are filed as Exhibit 99.1 to this Amendment.

(b) Pro Forma Financial  Information.  The financial statements required by this
Item 9.01(b) are filed as Exhibit 99.2 to this Amendment.

(c) Exhibits.

    99.1     Financial Statements of Berman Health and Media, Inc.

    99.2     Pro-forma Financial Statements.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 11, 2005                     BERMAN CENTER, INC.


                                           By:  /s/ Samuel P. Chapman
                                                ---------------------
                                                Name     Samuel P. Chapman
                                                Title:   Chief Executive Officer


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